UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2016

American Realty Capital — Retail Centers of America, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55198	27-3279039
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14 th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

American Realty Capital – Retail Centers of America, Inc.’s (the “Company”) 2016 annual meeting of stockholders is currently adjourned to Thursday, August 11, 2016 at noon (local time) to be held at 405 Park Avenue, New York, NY in order to permit stockholders of record as of April 18, 2016 additional time to consider Proposals No. 3 through 7, Proposal No. 9 and Proposal No. 10 as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2016 (as amended by the supplements filed with the SEC on June 9, 2016 and July 22, 2016, the “Proxy Statement”), and to enable the Company’s proxy solicitor, Broadridge Investor Communication Solutions, Inc., more time to solicit stockholder votes on Proposals No. 3 through 7, Proposal No. 9 and Proposal No. 10.

As reported in the Company’s Current Report on Form 8-K filed with the SEC on June 29, 2016, the other proposals included in the Proxy Statement were previously approved by the Company’s stockholders and no further solicitation will take place with respect to these proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL – RETAIL CENTERS OF AMERICA, INC.

Date: July 29, 2016	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President